UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K/A

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2016 (May 10, 2016)

HEALTHCARE REALTY TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 269-8175
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
This Form 8-K/A is being filed to correct a typographical error in a Form 8-K filed on May 10, 2016 (the "Prior 8-K") by Healthcare Realty Trust Incorporated (the "Company") reporting the results of its Annual Meeting of Shareholders held on May 10, 2016. The Prior 8-K incorrectly reported the number of shares that were present at the Annual Meeting for quorum purposes while correctly stating the percentage of outstanding shares that were present. There were present at the Annual Meeting in person or by proxy 93,674,485.256 shares of the Company's common stock, representing 90.51% of the total outstanding eligible votes. No other changes are being made to the Prior 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED By: /s/ J. Christopher Douglas
J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Date: May 11, 2016